Regulation and Rates	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Regulation and Rates [Abstract]
Regulation and Rates
Regulation and Rates

On May 7, 2012, the Washington Commission issued its order in PSE's consolidated electric and natural gas general rate case filed in June 2011, approving a general rate increase for electric customers of $63.3 million or 3.2% annually, and an increase in natural gas rates of $13.4 million or 1.3% annually. The rate increases for electric and natural gas customers became effective May 14, 2012. In its order, the Washington Commission approved a weighted cost of capital of 7.8% and a capital structure that included 48.0% common equity with a return on equity of 9.80%.
On June 1, 2012, PSE filed with the Washington Commission a petition seeking an Accounting Order authorizing PSE to change the existing natural gas conservation tracker mechanism into a rider mechanism to be consistent with the electric conservation program recovery. The accounting petition requested the ability to recover the costs associated with the Company's current gas conservation programs via transfers from amounts deferred for the over-recovery of commodity costs in the Company's PGA commodity account. The Commission granted PSE's accounting petition on June 28, 2012. The approved accounting petition resulted in an increase to gas conservation revenues of $6.9 million and an increase to conservation amortization expense of $6.6 million, the difference being recognized as revenue sensitive taxes.

Regulation and Rates

FERC Transmission Rate Filing
On January 6, 2012, PSE filed an electric transmission rate case with FERC as well as an increase in ancillary service charges.  PSE is requesting a rate increase of $3.8 million with an effective date of April 1, 2012.  In the filing, PSE requested a formula transmission rate for network and point-to-point transmission service.  A formula rate is a fixed methodology for calculating a rate based upon various cost and billing determinant inputs to recover the operating costs of the transmission system.  The formula rate is updated annually and posted on PSE’s Open Access Same-Time Information System (OASIS) with an informational filing to FERC.  This streamlined process allows PSE to recover its costs on a timely basis, provides for a transparent process with transmission customers and seeks to ensure that there is no under or over collection.  Formula transmission rates are encouraged and broadly accepted by FERC.

Electric Regulation and Rates
Storm Damage Deferral Accounting
The Washington Commission issued a general rate case order that defined deferrable catastrophic/extraordinary losses and provided that costs in excess of $8.0 million annually may be deferred for qualifying storm damage costs that meet the modified IEEE outage criteria for system average interruption duration index. PSE’s storm accounting allows deferral of certain storm damage costs.  In 2011 and 2010, PSE incurred $4.6 million and $23.5 million, respectively, in storm-related electric transmission and distribution system restoration costs, of which $14.0 million was deferred in 2010.  There were no costs deferred in 2011.  In January 2012, a storm occurred that resulted in PSE incurring storm damage costs of approximately $65.0 million.  Of this amount, approximately $55.6 million was deferred as a regulatory asset.

Electric General Rate Case
On June 13, 2011, PSE filed a general rate increase with the Washington Commission which proposed an increase in electric rates of $160.7 million or 8.1%, to be effective May 2012.  PSE requested a weighted cost of capital of 8.42%, or 7.29% after-tax, and a capital structure of 48.0% in common equity with a return on equity of 10.8%.  The filing also proposes a conservation savings adjustment mechanism related to energy efficiency services for business and residential customers.  On September 1, 2011, PSE filed supplemental testimony to adjust the electric rate increase to $152.3 million, a 7.7% increase, due to changes in projected power costs.  On January 17, 2012, PSE filed rebuttal testimony which included a reduction to the requested electric rate increase to $126.0 million.  The $26.3 million reduction was primarily due to updates to power costs and to a change to the weighted cost of capital to 8.26%, or 7.17% after-tax, which included a change to the return on equity to 10.75%.  Hearings related to this matter were held on February 14 through 17, 2012.
On April 2, 2010, the Washington Commission issued its order in PSE’s consolidated electric rate case filed in May 2009 which approved a general rate increase for electric customers of 3.7% annually, or $74.1 million, effective April 8, 2010.  In its order, the Washington Commission approved a weighted cost of capital of 8.1% and a capital structure that included 46.0% common equity with an after-tax return on equity of 10.1%.

Power Cost Only Rate Case
Power Cost Only Rate Case (PCORC), a limited-scope proceeding, was approved in 2002 by the Washington Commission to periodically reset power cost rates.  In addition to providing the opportunity to reset all power costs, the PCORC proceeding also provides for timely review of new resource acquisition costs and inclusion of such costs in rates at the time the new resource goes into service.  To achieve this objective, the Washington Commission has used an expedited six-month PCORC decision timeline rather than the statutory 11-month timeline for a general rate case.

Accounting Orders and Petitions
On May 21, 2008, PSE filed an accounting petition for a Washington Commission order that authorizes the deferral of a settlement payment of $10.7 million incurred as a result of the recent settlement of a lawsuit in the state of Montana over alleged damages caused by the operation of the Colstrip Montana coal-fired steam electric generation facility (Colstrip).  The payment was expensed pending resolution of the accounting petition.  In the April 2, 2010 general rate case order, the Washington Commission allowed recovery of $8.4 million in PSE’s operating costs, which represents the amount of the settlement, net of insurance proceeds.
On November 5, 2008, PSE filed an accounting petition for a Washington Commission order authorizing the deferral and recovery of interest due the Internal Revenue Service (IRS) for tax years 2001 to 2006 along with carrying costs incurred in connection with the interest due.  In October 2005, the Washington Commission issued an order authorizing the deferral and recovery of costs associated with increased borrowings necessary to remit deferred taxes to the IRS.  In the April 2, 2010 general rate case order, the Washington Commission denied recovery of the interest due to the IRS.  PSE expensed the interest deferral of $6.9 million in April 2010.
On November 6, 2008, PSE filed an accounting petition for a Washington Commission order authorizing accounting treatment and amortization related to payments received for taking assignment of Westcoast Pipeline Capacity.  The accounting petition seeks deferred accounting treatment and amortization of the regulatory liability to power costs beginning in November 2009 and extending over the remaining primary term of the pipeline capacity contract through October 31, 2018.  In the April 2, 2010 general rate case order, the Washington Commission approved the deferral of $7.5 million and amortization as proposed.
On April 17, 2009, the Washington Commission issued an order approving and adopting a settlement agreement that authorized PSE to defer certain ownership and operating costs related to its purchase of the Mint Farm Electric Generating Station (Mint Farm) that were incurred prior to PSE recovering such costs in electric customer rates.  Under Washington state law, a jurisdictional electric utility may defer the costs associated with purchasing and operating a natural gas plant that complies with the greenhouse gas (GHG) emissions performance standard until the plant is included in rates or for two years from the date of purchase, whichever occurs sooner.  In the April 2, 2010 general rate case order, the Washington Commission approved the prudence of the Mint Farm acquisition and recovery of the deferred costs from the plant’s in-service date to the date of the order.  The deferred costs are to be amortized over 15 years.  As of December 31, 2011, the balance of the regulatory asset, net of amortization was $26.3 million.
On March 13, 2009, PSE filed with the Washington Commission an application for authority to sell and transfer certain assets related to the Company’s White River Hydroelectric Project (the Project) to the Cascade Water Alliance (CWA).  PSE also requested in its application that the Washington Commission waive applicable provisions of the Revised Code of Washington and Washington Administrative Code with regard to certain surplus property related to the Project, which PSE expects to sell in the near future but which is not part of the CWA transaction.  On May 14, 2009, the application for authority to transfer certain assets to CWA was approved by the Washington Commission and the application for waiver with regard to the Surplus Property was denied and requires PSE to seek approval prior to the sale of any property.
On September 30, 2009, PSE filed an accounting petition requesting that the Washington Commission authorize PSE to normalize over 10 years a Treasury grant of $28.7 million received under Section 1603 of the American Recovery and Reinvestment Act of 2009 associated with the Wild Horse expansion project.  Treasury grants are tax free grants related to certain renewable energy infrastructure that are available in lieu of the PTC allowed under the Internal Revenue Code.  The Washington Commission issued an order approving the accounting petition on December 10, 2009.
On October 16, 2009, PSE filed an accounting petition requesting that the Washington Commission authorize the deferral and recovery of incremental costs associated with protecting the Company’s infrastructure, facilitating public safety, and preparing PSE’s electric and natural gas system in the Green River Valley flood plain in anticipation of release of water from the United States Army Corps of Engineers’ (Corps) Howard Hanson Dam (Dam).  In the event of actual flooding, PSE also petitioned the Washington Commission to allow the deferral of costs associated with the repair and restoration of any electric and gas system infrastructure affected by a flood.
On January 28, 2010, the Washington Commission approved PSE’s request for authorization to defer the costs associated with restoring the Company’s infrastructure, facilitating public safety, and repairing the Company’s electric and natural gas system in the Green River Valley flood plain in the event evacuation is required or flooding occurs due to operations associated with the Dam.  This authorization is conditioned on PSE incurring incremental operation and maintenance costs in excess of $5.0 million per year associated with repair or restoration of the Company’s systems around the Green River.  The Washington Commission’s order will be effective until the date the Corps confirms that the Dam has been permanently repaired and that Corps’ operations will return to normal.
The Washington Commission issued an order in 2010 relating to how REC proceeds should be handled for regulatory accounting and ratemaking purposes.  The order required REC proceeds to be recorded as regulatory liabilities and that amounts recorded would accrue interest at the Company’s approved after-tax rate of return.  In its petition, PSE had sought approval for the use of $21.1 million of REC proceeds to be used as an offset against its California wholesale energy sales regulatory asset.  In response to the order, PSE adjusted the carrying value of its regulatory asset in the second quarter of 2010 by $17.8 million (from $21.1 million to $3.3 million), with the $3.3 million then offset against the Company’s RECs regulatory liability.  The Company’s California wholesale energy sales regulatory asset represented unpaid bills for power sold into the markets maintained by the California Independent System Operator during the 2000-2001 California Energy Crisis, the claims of which were settled along with all counterclaims against PSE in a settlement agreement approved by the FERC on July 1, 2009.
On May 20, 2010, PSE filed an accounting petition requesting that the Washington Commission approve:  (1) the creation of a regulatory asset account for the prepayments made to the Bonneville Power Administration (BPA) associated with network upgrades to the Central Ferry substation related to the Lower Snake River wind project; (2) the monthly accrual of carrying charges on that regulatory asset at PSE’s approved net of tax rate of return; and (3) the ability to provide customers the BPA interest received through a reduction to transmission expense.  The petition is still pending approval by the Washington Commission.

Production Tax Credit / Renewable Energy Credit
PSE has a tariff which passes the benefits of the PTCs to customers.  The tariff is not subject to the sharing bands in the PCA.  Prior to July 1, 2010, PSE could adjust the PTC tariff annually based on differences between the PTC credits provided to the customers and the PTC credits actually earned, plus estimated PTC credits for the following year, less interest associated with the deferred tax balance for the PTC credits.  Since customers received the benefit of the tax credits as they were generated and the Company did not receive a credit from the IRS until the tax credits were utilized, the Company will be reimbursed for its carrying costs.  PSE was reimbursed for carrying costs through December 31, 2011 when the credits that were provided and not used were fully received from customers.
Effective July 1, 2010, the Washington Commission approved a change in PSE’s PTC tariff as PSE has not been able to utilize PTCs since 2007, due to insufficient taxable income caused primarily by bonus tax depreciation.  The Washington Commission approved PSE suspending its PTC tariff, effective July 1, 2010.  This resulted in an overall increase in PSE’s electric rates of 1.7%; however, this will not result in an increase in earnings as the benefit of PTCs will pass-through to customers.  The tariff also addresses additional federal incentives and therefore has been renamed the Federal Incentive Tracker.
On September 22, 2010, a joint proposal and accounting petition was filed with the Washington Commission by PSE, Washington Commission Staff and Industrial Customers of Northwest Utilities which addressed how to recover PTCs provided to customers that have not been utilized and addresses REC proceeds to be returned to customers.  On October 26, 2010, the Washington Commission issued an order granting the joint proposal and accounting petition.  The order allows the Company to credit customers for REC revenue received and deferred through November 2009.  This credit was set to reduce rates by $27.7 million, or 2.9%, over five months beginning November 2010 through March 2011.  RECs received after November 2009 will be retained by PSE and will be used to recapture the benefit of PTCs previously provided to customers.
Due to the uncertainty of realizing the benefit of PTCs, the PTCs will pass-through to customers following the year in which they are able to be utilized on PSE’s tax return, rather than in the same year in which they are generated by qualifying wind powered facilities.

Treasury Grant
Section 1603 of the American Recovery and Reinvestment Tax Act of 2009 (Section 1603) authorizes the United States Department of the Treasury (U.S. Treasury) to make grants to corporations who place specified energy property in service provided certain conditions are met.  The Wild Horse expansion facility was placed into service on November 9, 2009.  The Wild Horse facility was expanded from 229 megawatts (MW) to 273 MW through the addition of wind turbines.  On December 22, 2009, PSE filed an application with the U.S. Treasury to request a grant on the expansion in the amount of $28.7 million.  Section 1603 precludes a recipient from claiming PTCs on property for which a grant is claimed.  On February 19, 2010, the U.S. Treasury approved the grant and payment was received in February 2010.
On December 30, 2010, the Washington Commission approved revisions to PSE’s Federal Incentive Tracker tariff, effective January 1, 2011, which changed the methodology by which federal benefits are passed-through to customers.  The rate schedule will pass-through $5.5 million of the $28.7 million Treasury Grant in 2011.  The order authorized PSE to pass back one-tenth of the Treasury Grant on an annual basis and includes 23 months of Treasury Grant amortization to customers from February 2010 through December 2011, which represents the month the Treasury Grant funds were received through the end of the period over which the rates will be set.  This represents an overall average rate reduction of 0.3%, with no impact to net income.

PCA Mechanism
In 2002, the Washington Commission approved a PCA mechanism that provides for a rate adjustment process if PSE’s costs to provide customers’ electricity varies from a baseline power cost rate established in a rate proceeding. On January 10, 2007, the Washington Commission approved the continuation of the PCA mechanism under the same annual graduated scale but without a cap on excess power costs.  All significant variable power supply cost variables (hydroelectric and wind generation, market price for purchased power and surplus power, natural gas and coal fuel price, generation unit forced outage risk and transmission cost) are included in the PCA mechanism.
The PCA mechanism apportions increases or decreases in power costs, on a calendar year basis, between PSE and its customers on a graduated scale.  For a discussion of the accounting policy and PCA graduated scale, see Note 1.

Gas Regulation and Rates
Gas General Rate Case
On June 13, 2011, PSE filed a general rate increase with the Washington Commission which proposed an increase in natural gas rates of $31.9 million or 3.0%, to be effective May 2012.  PSE requested a weighted cost of capital of 8.42%, or 7.29% after-tax, and a capital structure of 48.0% in common equity with a return on equity of 10.8%.  The filing also proposes a conservation savings adjustment mechanism related to energy efficiency services for business and residential customers.  On January 17, 2012, PSE filed rebuttal testimony which included a reduction to the requested natural gas rate increase to $28.6 million.  The $3.3 million reduction was primarily due to a change to the weighted cost of capital to 8.26%, or 7.17% after-tax, which included a change to the return on equity to 10.75%.  Hearings related to this matter were held on February 14 through 17, 2012.
On April 26, 2011, PSE filed a new tariff for a Natural Gas Pipeline Integrity Program.  This program is intended to enhance pipeline safety by providing for the timely recovery of the Company’s cost to replace certain natural gas system infrastructure that would emphasize system reliability, integrity and safety which would increase natural gas revenue by $1.9 million or 0.2%.  The Washington Commission held a hearing for November 17, 2011 and a Commission Order is the next awaited step in the proceeding.
On March 14, 2011, the Washington Commission issued its order authorizing PSE to increase its natural gas general tariff rates by $19.0 million or 1.8% on an annual basis effective April 1, 2011.
On April 2, 2010, the Washington Commission issued its order, effective April 8, 2010, in PSE’s natural gas general rate case filed in May 2009, approving a general rate increase of 0.8% annually or $10.1 million.  In its order, the Washington Commission approved a weighted cost of capital of 8.1% and a capital structure that included 46.0% common equity with an after-tax return on equity of 10.1%.

Purchased Gas Adjustment
On October 27, 2011, the Washington Commission approved PSE’s PGA natural gas tariff filing effective November 1, 2011, to decrease the rates charged to customers under the PGA.  The estimated revenue impact of the approved charge is a decrease of $43.5 million, or 4.3% annually.  The rate adjustment has no impact on PSE’s net income.
PSE has a PGA mechanism in retail natural gas rates to recover variations in natural gas supply and transportation costs.  Variations in natural gas rates are passed through to customers; therefore, PSE’s net income is not affected by such variations.  Changes in the PGA rates affect PSE’s revenue, but do not impact net income as the changes to revenue are offset by increased or decreased purchased gas and gas transportation costs.
The following table sets for PGA rate adjustments approved by the Washington Commission and the corresponding impact on PSE’s annual revenue based on the effective dates:

Effective Date	Percentage Increase (Decrease) in Rates	Annual Increase (Decrease) in Revenue (Dollars in Millions)
November 1, 2011	(4.3)%	$(43.5)
November 1, 2010 – October 31, 2011	1.9	18.3
October 1, 2009 – October 31, 2010	(17.1)	(198.1)
June 1, 2009 – May 31, 2010	(1.8)	(21.2)
October 1, 2008 – September 30, 2009	11.1	108.8